UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2005


                                   VIACOM INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                  001-09553               04-2949533
-----------------------------    -----------------     -----------------------
(State or other jurisdiction     (Commission File         (I.R.S. Employer
      of incorporation)               Number)           Identification Number)


                    1515 Broadway, New York, NY           10036
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code: (212) 258-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

         On June 14, 2005, Viacom Inc. (the "Company") entered into letter agreements (the "Amendments") with each of Thomas E. Freston and Leslie Moonves, Co-Presidents and Co-Chief Operating Officers of the Company, amending the terms of their respective employment agreements dated July 1, 2004. The Amendments provide that, upon the date of the Company's proposed spin-off transaction by which the Company's businesses would be separated into two publicly-traded companies, each of their agreements will be assigned to the companies that acquire, at a minimum, certain identified businesses, and that such assignment will not constitute "Good Reason" to terminate their respective employment agreements.

         The Amendments also provide, among other things, that in the event of such an assignment (i) Mr. Freston's and Mr. Moonves' outstanding stock options will be adjusted in the same manner as outstanding stock options held by other employees of their respective companies and in a manner that the Compensation Committee of the Company's Board of Directors determines in good faith would eliminate any reduction in value; (ii) the number of restricted share units ("RSUs") to be awarded to each of Mr. Freston and Mr. Moonves will be adjusted using a specified formula; and (iii) grants of RSUs scheduled to be awarded during the first calendar quarter of 2006 may be rescheduled if the spin-off has not occurred by that date.

         Except as expressly provided for in the Amendments, Mr. Freston's and Mr. Moonves' existing employment agreements have not been otherwise modified and will continue in full force and effect.

         The foregoing description is qualified in its entirety by reference to the Amendments which are attached hereto as Exhibits 10.1 and 10.2, the terms of which agreements are incorporated herein by reference. A copy of the Employment Agreement, dated July 1, 2004, between the Company and Thomas E. Freston has been filed with the Securities and Exchange Commission as Exhibit 10.2 to the Company's Current Report on Form 8-K filed July 22, 2004 and a copy of the Employment Agreement, dated July 1, 2004, between the Company and Leslie Moonves has been filed with the Securities and Exchange Commission as Exhibit 10.3 to the Company's Current Report on Form 8-K filed July 22, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit Number                    Description of Exhibit
    --------------                    ----------------------
        10.1 Letter Agreement, dated June 14, 2005, amending the Employment Agreement, dated July 1, 2004, between Viacom Inc. and Thomas E. Freston.

        10.2 Letter Agreement, dated June 14, 2005, amending the Employment Agreement, dated July 1, 2004, between Viacom Inc. and Leslie Moonves.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   VIACOM INC.
                                   (Registrant)


                                   By:  /s/ MICHAEL D. FRICKLAS
                                       -----------------------------------------
                                       Michael D. Fricklas
                                       Executive Vice President, General Counsel
                                       and Secretary




Date:  June 17, 2005



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Exhibit Index

    Exhibit Number                    Description of Exhibit
    --------------                    ----------------------
        10.1 Letter Agreement, dated June 14, 2005, amending the Employment Agreement, dated July 1, 2004, between Viacom Inc. and Thomas E. Freston.

        10.2 Letter Agreement, dated June 14, 2005, amending the Employment Agreement, dated July 1, 2004, between Viacom Inc. and Leslie Moonves.